SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: August 24, 2001

                       BRAZILIAN-INDIO SERVICES.COM, INC.
                         (Name of Small Business Issuer)


               Oregon                                  93-1281442
       -----------------------------           ---------------------------
   (State or Other Jurisdiction of              (I.R.S. Employer Identification
          Incorporation)                                Number)

               7410  S.W.  Oleson  Rd.,  Ste.  325,  Portland,  OR  97223
           (Address  of  Principal  Executive  Offices  including  Zip  Code)

                                  503/641-3964
                           (Issuer's  Telephone  Number)


ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

See  response  to  Item  2,  Disposition  of  Assets.

ITEM  2.   ACQUISITION  OR  DISPOSITION  OF  ASSETS

On August 24, 2001, Brazilian-Indio Services, Inc. (the ACompany@), entered into an Agreement and Plan of Reorganization ("Agreement") with Technol Fuel Conditioners, Inc. (ATechnol@), a Subchapter S corporation based in New Jersey, and the Company=s majority shareholders: Emiliano Lakota, individually, (AEL@),and Netresolutions.com, Inc. a Nevada corporation (ANRC@), hereinafter referred to collectively as the "Sellers@.

The Company presently is authorized to issue 50,000,000 shares of common stock (the "Company Shares"), par value $0.001 per share, of which 5,000,000 shares are presently issued and outstanding. As set forth in the Agreement, which is attached hereto as Exhibit A10.1@, Technol will purchase 2,500,000 of the Company=s common stock shares from EL, which represents 50% of the issued and outstanding shares of the Company. The purchase price for said 2,500,000 shares is Fifty-Five Thousand Dollars ($55,000).

In connection with a corporate succession transaction by means which may include, but not be limited to merger, consolidation, exchange of securities, acquisition of assets, or otherwise, NRC agrees to tender 2,500,000 of the Company=s common stock shares, which represents 50% of the issued and outstanding common stock shares of the Company to Technol. In consideration for this action, Technol agrees to issue to NRC Two Hundred Thousand (200,000) of Technol=s restricted common stock. The Company shares will be issued under the securities transaction exemption afforded by Section 4(2) of the Securities Act of 1933, as amended.

Technol is in the process of enacting a post-merger Regulation D, Rule 506 offering to raise up to $250,000 at $.50 per share. An escrow shall be established which shall hold the aforementioned 5,000,000 shares of the Company=s common stock which are to be transferred to Technol upon receipt of the $55,000 purchase price and, the issuance of 200,000 Technol common stock shares to NRC. The parties have agreed that the monies raised from said offering shall be used first for the purchase of the EL=s 2,500,000 common stock shares before any other distributions take place.

The Technol Shares being acquired by NRC are being acquired for investment only and not with a view to the further sale or distribution thereof. Such Shares issued hereunder constitute "restricted securities" as that term is defined under Rule 144 of the Rules and Regulations promulgated under the Securities Act of 1933 (the "Securities Act"). The Shares may not be sold, assigned or otherwise disposed of unless registered or otherwise exempt from registration under the Securities Act and such other state securities laws as may be applicable. The certificates representing such shares shall contain an appropriate investment legend.

DESCRIPTION  OF  THE  BUSINESS

Technol Fuel Conditioners, Inc., a New Jersey Corporation, was established in 1965 to manufacture, package, market and distribute unique and technologically superior lubricants, fuel improvers, surfactants and detergents to aid in the fight against environmental pollution. Today, the company combines established product lines to achieve this goal and is equipped to present advanced lubrication, superior fuel stabilizers and detergents for today's automotive aftermarket, gas and diesel engines, equipment and heavy industrial machinery.

As a 36-year-old manufacturer of environmentally-sound treatments and conditioners, Technol Fuel Conditioners, Inc.=s products are specifically designed to reduce emissions, and lower maintenance and fuel costs. The company has been focused on improving fuel quality, and thereby, the performance, handling, and economics of fuel products, and to aid in regulatory compliance with the requirements of the Environmental Protection Agency (EPA), the Occupational Safety & Hazards Administration (OSHA) and the Bureau of Mines.

Technol Fuel Conditioners, Inc., offers a complete line of automotive, diesel, industrial and specialty fuel conditioners. Conditioners enhance characteristics already present in fuel, oils and other automotive, vehicular and equipment fluids to help them be more effective in meeting specific conditioning needs.

The company=s product line is based on the revolutionary lubrication technology of its Metal Guard Plus, the Aall-needs-in-one-bottle@ technology behind its premier home heating fuel product, STR-2+J, and the highly-concentrated enhancing technology of its fuel improvers. While these products are proving superior to competitor likenesses, the company strives to continually improve the formulations of its product line to help consumers meet stringent regulatory requirement, counter the damaging expensive effects of poor-performing fuel refined from poor-quality crude oil, and be a leader among companies and organizations working towards cleaner air.

The company=s most recent efforts have been concentrated on the foreseeable problems identified by the oil industry with the federally-mandated Clean Air Act of 1990 and the effects associated with today=s new low sulfur fuels.
Additionally, the company=s line of Diesel Fuel Conditioners are effective in reducing diesel trucks and buses sulfur emissions, which will be mandated by the EPA Diesel-Sulfur Rule to be phased in starting in 2005. As new technology is developed, Technol Fuel Conditioners, Inc. will continue in its quest to upgrade and improve product formulations to help fuel consumers comply with changing regulations, retard environmental damage, and assist in world-wide efforts for cleaner air.

Technol is presently in merger/acquisition negotiations with an operating company which currently trades on the National Quotation Bureau Pink Sheet Exchange. The discussions center around submitting for effectuation a Form 8-K ABackdoor Registration@ under the Securities Act of 1934.

ITEM  6.  RESIGNATION  OF  REGISTRANT=S  DIRECTORS

Until the exchange of shares and cash occurs as set forth herein in Items 1 & 2, the old officers and directors of the Company will remain in their respective official positions and, on the board of directors. Upon the exchange of shares and cash occurs as set forth herein in Items 1 & 2, the old officers and directors of the Company will resign and Technol will appoint new officers and directors. A Form 8-K will be filed when appropriate reflecting this change.

Item  7.  FINANCIAL  STATEMENTS
         --------------------

     (a)  Financial  Statements  of  Business  Acquired.

     The financial statements required to be filed as part of this Current Report on Form 8-K will be filed no later than 75 days from the date of the Merger as an amendment to this Report.

     (b)  Pro  Forma  Financial  Information.

     The pro forma financial information required to be filed as part of this Current Report on Form 8-K will be filed no later than 75 days from the date of the Merger as an amendment to this Report.

     (c)  Exhibits.

          10.1 Agreement and Plan of Merger dated as of August 24, 2001 by and between Brazilian-Indio Services.com, Inc., Technol Fuel
Conditioners, Inc., a Subchapter S corporation based in New Jersey, and the Companys majority shareholders: Emiliano Lakota, individually, and Netresolutions.com, Inc.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



     By  /s/
Emiliano  Lakota,  President


     Date:  September  6,  2001